Putnam
Global
Growth Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

In this period of almost unprecedented global economic adversity, it is important for investors to maintain a long-term focus. As Putnam Global Growth Fund's managers observe in their report for the fiscal year ended October 31, 2001, reasons for optimism lie beyond today's troubled environment.

We share that view because we have learned from experience that the effects of near-term events such as today's worldwide economic slowdown and related market disruptions almost always diminish as time casts them in a broader perspective.

On the following pages, your fund's managers discuss performance during the fiscal year just ended and lay out the reasons for their optimism in the coming months. We believe you will find the report to be compelling reading.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Robert J. Swift
Lisa H. Svensson
Kelly A. Morgan
Stephen P. Dexter
Anthony R. Sellitto, III

The fiscal year ended October 31, 2001 was one of the most unusual in the history of global equity investing. Putnam Global Growth Fund was challenged across both its defining axes -- as a global fund and as a growth fund. With the technology and telecommunications sectors much diminished in the growth landscape, investors looking for companies capable of long-term, sustainable expansion had to reorient their approach and broaden their scope to consider industries and sectors that had not come across their screens for some time, if ever. Suppressing opportunities across the board was a U.S. economic picture that was bleak at the start of the fiscal year and only grew bleaker as the year progressed.

Total return for 12 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -43.55% -46.81%  -43.98% -46.29%  -43.95% -44.42%  -43.80% -45.75%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND BROADENS EXPOSURE THROUGH DIVERSIFICATION

Against this background, your fund's management team was increasingly challenged to identify attractive investments. And then came the September 11 terrorist attacks on New York City, Washington D.C., and Pennsylvania. One of the immeasurable consequences of that devastating event was to tip the U.S. economy, which had been staggering on the brink, solidly into recession. Another was to bring confusion and turmoil to world markets that are still struggling to absorb the shock of the incident and were only starting to approach their pre-attack equilibrium as this report was being written.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United States          49.5%

United Kingdom          9.7%

Japan                   8.1%

Bermuda                 4.8%

Germany                 4.0%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

Long-term shareholders may recall that the fund's performance during its most successful years was the result, to a large extent, of investments in technology and telecommunications. The returns from these investments were exceptional, but by the beginning of 2000 when the economy began to slow, we became concerned that such a focus also brought risk that was exceptionally high and ultimately unacceptable for our investors.

Much of our effort over the past several periods has been focused on reducing this risk without losing the high-growth, high-return characteristics that have served the fund so well over time. A large component of this strategy was the development and application of a rigorous quantitative approach to help us systematically identify and evaluate growth stocks across a broad range of sectors.

Technology and telecommunications combined, though much reduced from past periods, still represent approximately a quarter of the portfolio. Their reduction has opened the fund to a broader array of opportunities in a number of industries, and positioned it much more solidly for a sustained period of economic weakness.

Some of the fund's better-performing stocks have come from consumer staples and health care, two sectors that are attractive because they are not likely to be severely affected by a recession. Kraft Foods and Philip Morris are two holdings that performed well as consumer demand has remained strong. In health care, pharmaceuticals have also contributed strongly, particularly selected companies from outside the United States. The performance of domestic pharmaceutical stocks has suffered of late as expectations for several blockbuster drugs, for one reason or another, have not been met after they hit the market.

A long-term holding and a consistent contributor in this area has been Sanofi-Synthelabo of France. Other investments in pharmaceuticals that have benefited performance are Takeda Chemical in Japan and AstraZeneca of the United Kingdom. All of these companies have strong product pipelines and, as a result, possess excellent growth potential.

Another nontraditional sector for your fund is utilities, and yet we have identified several growth opportunities in this sector as European electricity markets began to open up to cross-border competition. One company we believe is particularly well positioned to take advantage of new markets as they become available is energy trader Electrabel. This Belgian company stands out as an investment option for the fund by virtue of a forecasted growth rate that is higher and faster than other utilities in its sector.

"Putnam is known for the depth and quality of its international resources, and this fund's team is no different. It's made up of several experienced analysts."

-- William Samuel Rocco, Morningstar Take, July 30, 2001

One of the fund's strongest performers and biggest surprises has been Qantas Airways of Australia. The impact of the September 11 attacks was so disruptive to the world's economy that some stocks that had performed strongly throughout the period subsequently gave back all of their gains. However, because of the shifting dynamics in the marketplace, a number of stocks actually delivered much of their performance after the attacks. Airlines were uniquely affected, but while most suffered dramatically, Qantas reaped an unexpected benefit when its closest competitor, already weakened by the global economic slump, was forced out of business. The consolidation left Qantas as the dominant carrier in its home market of Australia. Adding to the company's growth prospects is a young fleet with time to age and, because of its geographic isolation, the ability to operate more or less independently from the rest of the world's struggling airlines.

* CAUTION AND SELECTIVITY PAID OFF

Reducing the fund's technology and telecom investments we believe not only reduced the fund's risk exposure but also provided us with the opportunity and the methodology to shed several stocks that have subsequently taken the brunt of the continuing technology collapse. Telecom equipment companies have been particularly vulnerable. Nortel Networks of Canada is an example of a former holding that has been particularly hard hit. Nortel provides the equipment used to build Internet systems, which means that many of their prime customers were dot-com companies. The technology collapse and the bankruptcy of so many of these firms effectively eliminated their market and thrust them into financial difficulty from which they have yet to emerge. Not owning Nortel had a positive effect on the fund's performance for the period.

On the other hand, our decision to own only small positions in other technology stocks prevented the fund from fully benefiting from pockets of strength in this sector.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
United States
Software

Tyco International, Ltd.
Bermuda
Conglomerate

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Schering-Plough Corp.
United States
Pharmaceuticals

Sanofi-Synthelabo SA
France
Pharmaceuticals

Electrabel SA
Belgium
Electric utilities

Pfizer, Inc.
United States
Pharmaceuticals

Kraft Foods, Inc. Class A
United States
Food

Cisco Systems, Inc.
United States
Communications equipment

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Footnote reads:
These holdings represent 23.9% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.


* FUND SEEKS GROWTH OFF THE ECONOMIC BOTTOM

In the midst of a recession, the job of growth investors is to stay calm and position themselves for an eventual recovery. We expect current economic and market conditions to persist at least through the first quarter of 2002. Since we have already achieved a comfortable level of diversification in the portfolio, we do not expect to make any large reallocations in the fund's holdings unless this economic forecast shifts substantively. In the meantime, we will continue to search for what growth opportunities are hidden across a full range of regions, sectors, and companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                       Class A             Class B            Class C              Class M
(inception dates)      (9/1/67)           (4/27/92)           (2/1/99)            (3/1/95)
                     NAV      POP        NAV     CDSC        NAV    CDSC        NAV      POP
-----------------------------------------------------------------------------------------------
1 year             -43.55%  -46.81%    -43.98%  -46.29%    -43.95% -44.42%    -43.80%  -45.75%
-----------------------------------------------------------------------------------------------
5 years             14.97     8.34      10.69     9.47      10.77   10.77      12.12     8.20
Annual average       2.83     1.61       2.05     1.83       2.07    2.07       2.31     1.59
-----------------------------------------------------------------------------------------------
10 years            95.54    84.20      81.07    81.07      81.32   81.32      85.92    79.33
Annual average       6.94     6.30       6.12     6.12       6.13    6.13       6.40     6.01
-----------------------------------------------------------------------------------------------
Annual average
(life of fund)       9.23     9.04       8.22     8.22       8.41    8.41       8.50     8.39
-----------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                     Salomon Smith Barney
                    World Primary Markets    MSCI World      Consumer
                        Growth Index+          Index        price index
------------------------------------------------------------------------
1 year                     -35.45%            -25.51%          2.13%
------------------------------------------------------------------------
5 years                     31.20              26.59          12.19
Annual average               5.58               4.83           2.33
------------------------------------------------------------------------
10 years                   118.73             108.85          29.26
Annual average               8.14               7.64           2.60
------------------------------------------------------------------------
Annual average
(life of fund)                 --*                --*          5.00
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

* Inception date of this index was after the fund's inception.

+ The Salomon Smith Barney World Primary Markets Growth Index is the fund's new benchmark index and more closely reflects the fund's investment strategy than the MSCI World Index, which is also shown here for comparison. The MSCI World Index will not appear in future reports.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91


                           SSB World Primary
           Fund's class A    Markets Growth      MSCI World    Consumer price
Date       shares at POP         Index             Index           index

10/31/91      9,425             10,000            10,000          10,000
10/31/92      9,279              9,720             9,477          10,320
10/31/93     12,027             11,507            12,036          10,304
10/31/94     13,063             12,271            12,957          10,881
10/31/95     13,800             14,154            14,186          11,186
10/31/96     16,022             16,671            16,498          11,521
10/31/97     18,851             20,170            19,265          11,761
10/31/98     21,078             24,162            22,204          11,929
10/31/99     29,728             32,396            27,736          12,234
10/31/00     32,629             33,883            28,039          12,656
10/31/01    $18,420            $21,873           $20,885         $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,107 and $18,132 respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,592 ($17,933 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                   Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)              1               1               1               1
------------------------------------------------------------------------------
Income               --              --              --              --
------------------------------------------------------------------------------
Capital gains*
  Long-term       $1.9190         $1.9190         $1.9190         $1.9190
------------------------------------------------------------------------------
  Short-term       0.1585          0.1585          0.1585          0.1585
------------------------------------------------------------------------------
Return of capital+ 0.0015          0.0015          0.0015          0.0015
------------------------------------------------------------------------------
  Total           $2.0790         $2.0790         $2.0790         $2.0790
------------------------------------------------------------------------------
Share value:    NAV      POP        NAV             NAV        NAV       POP
------------------------------------------------------------------------------
10/31/00       $15.01   $15.93    $14.20           $14.80     $14.75   $15.28
------------------------------------------------------------------------------
10/31/01         7.07     7.50      6.56             6.90       6.89     7.14
------------------------------------------------------------------------------

* These distributions represent gains realized in the previous fiscal year, during which many of the fund's holding provided price appreciation, but paid in the current fiscal year.

+ See page 32 for details.



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                      Class A             Class B            Class C             Class M
(inception dates)     (9/1/67)           (4/27/92)           (2/1/99)            (3/1/95)
                    NAV      POP        NAV     CDSC        NAV    CDSC        NAV      POP
-----------------------------------------------------------------------------------------------
1 year             -47.73%  -50.74%    -48.17%  -50.31%    -48.18% -48.61%    -48.02%  -49.84%
-----------------------------------------------------------------------------------------------
5 years             11.46     5.03       7.12     5.94       7.22    7.22       8.50     4.72
Annual average       2.19     0.99       1.38     1.16       1.40    1.40       1.65     0.93
-----------------------------------------------------------------------------------------------
10 years            89.98    78.95      75.78    75.78      76.00   76.00      80.48    74.07
Annual average       6.63     5.99       5.80     5.80       5.82    5.82       6.08     5.70
-----------------------------------------------------------------------------------------------
Life of fund
Annual average       9.16     8.97       8.15     8.15       8.33    8.33       8.43     8.31
-----------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Primary Markets Growth Index* is an unmanaged index of mostly large and some small capitalization stocks from developed countries chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Growth Fund, including the fund's portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Growth Fund as of October 31, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
December 3, 2001



THE FUND'S PORTFOLIO
October 31, 2001

COMMON STOCKS (99.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (1.5%)
-------------------------------------------------------------------------------------------------------------------
         10,690,900 Qantas Airways, Ltd.                                                             $   21,192,486
          1,445,700 Qantas Airways, Ltd. 144A                                                             2,865,800
          4,478,100 Westpac Banking Corp. (NON)                                                          33,429,554
                                                                                                     --------------
                                                                                                         57,487,840

Belgium (3.6%)
-------------------------------------------------------------------------------------------------------------------
          4,054,500 Dexia                                                                                62,542,953
            380,086 Electrabel SA                                                                        79,577,181
                                                                                                      -------------
                                                                                                        142,120,134

Bermuda (4.8%)
-------------------------------------------------------------------------------------------------------------------
          2,212,900 Accenture, Ltd. Class A (NON)                                                        38,880,653
            371,700 ACE, Ltd.                                                                            13,102,425
          2,761,500 Tyco International, Ltd.                                                            135,700,110
                                                                                                      -------------
                                                                                                        187,683,188

Brazil (0.2%)
-------------------------------------------------------------------------------------------------------------------
            524,600 Companhia de Bebidas das Americas (AmBev) ADR                                         8,519,504

Canada (0.2%)
-------------------------------------------------------------------------------------------------------------------
            386,000 Manulife Financial Corp.                                                              9,549,638

Finland (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,537,100 Sampo OYJ Class A                                                                    22,846,586

France (3.7%)
-------------------------------------------------------------------------------------------------------------------
          1,287,660 Sanofi-Synthelabo SA                                                                 84,936,146
          1,428,200 Thomson Multimedia SA (NON)                                                          34,107,216
            194,925 TotalFinaElf SA Class B                                                              27,382,674
                                                                                                      -------------
                                                                                                        146,426,036

Germany (4.0%)
-------------------------------------------------------------------------------------------------------------------
            205,024 Allianz AG                                                                           48,168,431
          1,149,000 Bayerische Motoren Werke (BMW) AG                                                    34,144,259
            288,700 E.On AG                                                                              14,948,525
            207,800 L'Oreal SA                                                                           14,352,403
            500,040 MLP AG                                                                               33,096,022
             49,004 Muenchener Rueckversicherungs-Gesellschaft AG                                        12,929,534
                                                                                                      -------------
                                                                                                        157,639,174

Italy (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,675,900 Autostrade SpA                                                                       10,533,853
          3,094,200 Banca Fideuram SpA                                                                   19,086,341
          2,066,550 ENI SpA                                                                              25,904,122
          1,537,200 Mediolanum SpA                                                                       11,918,380
          2,603,800 Telecom Italia SpA                                                                   21,735,572
                                                                                                      -------------
                                                                                                         89,178,268

Japan (8.1%)
-------------------------------------------------------------------------------------------------------------------
            699,000 Canon, Inc.                                                                          20,332,053
          2,189,200 Hitachi Chemical Co., Ltd.                                                           17,869,195
            874,500 Honda Motor Co., Ltd.                                                                31,367,391
          3,227,000 Matsushita Electric Works, Ltd. (NON)                                                26,551,099
            215,300 Nintendo Co., Ltd.                                                                   33,212,387
              3,654 Nippon Telegraph and Telephone Corp. (NTT)                                           15,047,112
              4,429 NTT DoCoMo, Inc.                                                                     60,071,411
          1,975,600 OMRON Corp.                                                                          25,181,273
            189,000 Orix Corp.                                                                           16,538,851
          1,339,000 Ricoh Co., Ltd.                                                                      22,318,490
            457,000 Takeda Chemical Industries                                                           22,142,414
          1,973,000 Toppan Printing Co., Ltd.                                                            18,361,361
            293,200 Toyota Motor Corp.                                                                    7,114,993
                                                                                                      -------------
                                                                                                        316,108,030

Netherlands (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,115,300 Aegon NV                                                                             28,020,741
            891,100 ING Groep NV                                                                         22,227,465
          1,148,300 Royal Dutch Petroleum Co.                                                            58,423,494
                                                                                                      -------------
                                                                                                        108,671,700

Portugal (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,701,700 Portugal Telecom SGPS SA                                                             29,333,751

Singapore (1.0%)
-------------------------------------------------------------------------------------------------------------------
         13,109,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                    25,155,710
            623,100 Flextronics International, Ltd. (NON)                                                12,399,690
                                                                                                      -------------
                                                                                                         37,555,400

South Korea (2.6%)
-------------------------------------------------------------------------------------------------------------------
            444,200 Samsung Electronics Co., Ltd.                                                        59,604,563
            225,760 SK Telecom Co., Ltd.                                                                 42,864,718
                                                                                                      -------------
                                                                                                        102,469,281

Spain (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,751,507 Banco Popular Espanol                                                                58,830,756

Switzerland (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,265,100 Novartis AG                                                                          47,393,779
            192,180 Swatch Group AG (The) Class B                                                        14,893,567
                                                                                                      -------------
                                                                                                         62,287,346

Taiwan (0.7%)
-------------------------------------------------------------------------------------------------------------------
         15,748,000 Taiwan Semiconductor Manufacturing Co. (NON)                                         27,828,158

United Kingdom (9.7%)
-------------------------------------------------------------------------------------------------------------------
          4,713,800 Amersham PLC                                                                         41,608,684
          1,512,500 AstraZeneca PLC                                                                      68,205,797
          1,721,700 BG Group PLC                                                                          6,515,869
          3,768,536 GlaxoSmithKline PLC                                                                 101,383,793
          2,875,900 GUS PLC                                                                              20,366,992
          2,178,900 HSBC Holdings PLC                                                                    23,875,072
            695,600 Severn Trent Water PLC                                                                7,217,349
         25,493,292 Vodafone Group PLC                                                                   58,945,029
          5,645,200 WPP Group PLC                                                                        51,102,580
                                                                                                      -------------
                                                                                                        379,221,165

United States (49.5%)
-------------------------------------------------------------------------------------------------------------------
          1,971,000 AFLAC, Inc.                                                                          48,210,660
            388,400 Allergan, Inc.                                                                       27,883,236
            481,012 American International Group, Inc.                                                   37,807,543
            893,600 Applied Micro Circuits Corp. (NON)                                                    9,856,408
            237,500 Automatic Data Processing, Inc.                                                      12,269,250
            356,600 Best Buy Co., Inc. (NON)                                                             19,577,340
            894,500 BMC Software, Inc. (NON)                                                             13,480,115
            512,800 Broadcom Corp. Class A (NON)                                                         17,645,448
            397,200 Calpine Corp. (NON)                                                                   9,830,700
            640,500 Capital One Financial Corp.                                                          26,459,055
            301,800 Cardinal Health, Inc.                                                                20,253,798
          1,232,900 Cendant Corp. (NON)                                                                  15,978,384
            415,200 Checkfree Corp. (NON)                                                                 5,846,016
          1,349,900 Circuit City Stores-Circuit City Group                                               18,520,628
          4,336,871 Cisco Systems, Inc. (NON)                                                            73,379,857
            394,000 Colgate-Palmolive Co.                                                                22,662,880
          2,889,400 Compaq Computer Corp.                                                                25,282,250
          1,300,600 Computer Associates International, Inc.                                              40,214,552
            278,300 Dynegy, Inc.                                                                          9,990,970
          1,320,800 Echostar Communications Corp. Class A (NON)                                          30,629,352
            644,600 Electronic Arts, Inc. (NON)                                                          33,171,116
            718,000 Estee Lauder Companies, Inc. (The) Class A                                           23,155,500
            351,126 Fannie Mae                                                                           28,427,161
            274,500 FPL Group, Inc.                                                                      14,575,950
            533,400 Freddie Mac                                                                          36,175,188
            303,900 General Dynamics Corp.                                                               24,798,240
          1,794,659 General Electric Co.                                                                 65,343,534
            432,200 Goldman Sachs Group, Inc. (The)                                                      33,780,752
            935,600 Harley-Davidson, Inc.                                                                42,345,256
          1,105,700 HCA, Inc.                                                                            43,852,062
            986,800 Intel Corp.                                                                          24,097,656
            161,800 Intuit, Inc. (NON)                                                                    6,507,596
          1,147,500 KLA-Tencor Corp. (NON)                                                               46,886,850
          2,233,900 Kraft Foods, Inc. Class A                                                            75,394,125
          3,712,800 Liberty Media Corp. Class A (NON)                                                    43,402,632
            155,300 Mckesson Corp.                                                                        5,744,547
            502,600 Merck & Co., Inc.                                                                    32,070,906
          2,599,800 Microsoft Corp. (NON)                                                               151,178,370
            671,500 Oracle Corp. (NON)                                                                    9,105,540
            960,500 PepsiCo, Inc.                                                                        46,785,955
          1,890,700 Pfizer, Inc.                                                                         79,220,330
          1,057,900 Pharmacia Corp.                                                                      42,866,108
            806,800 Philip Morris Companies, Inc.                                                        37,758,240
            862,300 Providian Financial Corp.                                                             3,354,347
            653,600 QUALCOMM, Inc. (NON)                                                                 32,104,832
          1,924,700 Qwest Communications International, Inc.                                             24,924,865
          1,370,200 Reliant Energy, Inc.                                                                 38,297,090
          2,344,400 Schering-Plough Corp.                                                                87,164,792
          1,356,900 Sprint Corp. (PCS Group) (NON)                                                       30,258,870
          1,398,600 Starbucks Corp. (NON)                                                                23,944,032
          1,845,100 SYSCO Corp.                                                                          44,485,361
          2,250,000 U.S. Bancorp                                                                         40,005,000
          1,024,200 UnitedHealth Group, Inc.                                                             67,341,150
          2,027,200 USA Networks, Inc. (NON)                                                             37,381,568
            966,225 VeriSign, Inc. (NON)                                                                 37,402,570
            441,000 Viacom, Inc. Class B (NON)                                                           16,100,910
            367,600 Xilinx, Inc. (NON)                                                                   11,182,392
          1,279,100 Yahoo!, Inc. (NON)                                                                   13,916,607
                                                                                                     --------------
                                                                                                      1,940,286,442
                                                                                                     --------------
                    Total Common Stocks (cost $4,128,228,070)                                        $3,884,042,397

SHORT-TERM INVESTMENTS (2.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        25,000,000 Windmill Funding Corp. effective yield of 2.48%,
                    November 13, 2001                                                                $   24,979,333
         78,574,780 Short-term investments held as collateral for loaned securities with yields ranging from 2.19% to 3.93%
                    with dues dates ranging from November 2, 2001
                    to December 26, 2001 (d)                                                             78,417,662
          9,575,000 Interest in $500,000,000 joint tri-party repurchase agreement dated October 31, 2001 with
                    Credit Suisse First Boston due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $9,575,697
                    for an effective yield of 2.62%                                                       9,575,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $112,971,995)                                 $  112,971,995
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,241,200,065) (b)                                      $3,997,014,392
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,918,815,286.

  (b) The aggregate identified cost on a tax basis is $4,344,911,933, resulting in gross unrealized appreciation and depreciation of $118,491,170 and $466,388,711, respectively, or net unrealized depreciation of $347,897,541.

(NON) Non-income-producing security.

  (d) See footnote F to financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at October 31, 2001 (as a percentage of net assets):

      Pharmaceuticals       15.1%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $74,843,373 of securities
on loan (identified cost $4,241,200,065) (Note 1)                            $3,997,014,392
-------------------------------------------------------------------------------------------
Cash                                                                                    529
-------------------------------------------------------------------------------------------
Foreign currency (cost $12,799,288)                                              12,781,988
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 3,126,403
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,599,977
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   25,735,957
-------------------------------------------------------------------------------------------
Total assets                                                                  4,043,259,246

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 27,804,803
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        6,926,472
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,761,627
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,563,988
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       235,900
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,971
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,324,798
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               78,417,662
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              404,739
-------------------------------------------------------------------------------------------
Total liabilities                                                               124,443,960
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,918,815,286

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $6,027,462,078
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (142,388)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                   (1,864,285,738)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                               (244,218,666)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $3,918,815,286

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,917,101,058 divided by 412,443,794 shares)                                        $7.07
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.07)*                                $7.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($715,374,017 divided by 109,094,068 shares)**                                        $6.56
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($45,751,888 divided by 6,633,218 shares)**                                           $6.90
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($38,922,470 divided by 5,651,668 shares)                                             $6.89
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.89)*                                $7.14
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($201,665,853 divided by 27,737,969 shares)                                           $7.27
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,495,325)                                $    45,780,097
-------------------------------------------------------------------------------------------
Interest                                                                          5,201,677
-------------------------------------------------------------------------------------------
Securities lending                                                                   89,015
-------------------------------------------------------------------------------------------
Total investment income                                                          51,070,789

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 34,247,859
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   10,622,325
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    87,561
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     45,533
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             9,939,727
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            11,358,380
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               635,698
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               431,897
-------------------------------------------------------------------------------------------
Other                                                                             4,055,215
-------------------------------------------------------------------------------------------
Total expenses                                                                   71,424,195
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (4,907,436)
-------------------------------------------------------------------------------------------
Net expenses                                                                     66,516,759
-------------------------------------------------------------------------------------------
Net investment loss                                                             (15,445,970)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                             (1,770,711,599)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (502,420)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                              (116,047)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                   (1,535,835,663)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (3,307,165,729)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(3,322,611,699)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (15,445,970) $   (71,231,570)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                  (1,771,214,019)   1,120,581,841
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                   (1,535,951,710)    (508,218,589)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                          (3,322,611,699)     541,131,682
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (772,478,093)    (520,018,235)
--------------------------------------------------------------------------------------------------
   Class B                                                           (259,086,479)    (255,061,013)
--------------------------------------------------------------------------------------------------
   Class C                                                            (11,651,643)      (2,755,243)
--------------------------------------------------------------------------------------------------
   Class M                                                            (11,879,980)      (9,367,009)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (37,638,982)     (25,352,554)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (556,092)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (186,512)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (8,388)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (8,552)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                (27,096)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     499,542,055    1,438,269,404
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (3,916,591,461)   1,166,847,032

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   7,835,406,747    6,668,559,715
--------------------------------------------------------------------------------------------------
End of year (including accumulated
net investment loss of $142,388
and $--, respectively)                                             $3,918,815,286   $7,835,406,747
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.01       $15.07       $11.01       $12.00       $11.10
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.11)        (.05)          --          .04
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.85)        1.86         4.48         1.23         1.68
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.86)        1.75         4.43         1.23         1.72
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.05)        (.26)        (.27)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.08)       (1.81)        (.32)       (1.96)        (.55)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.08)       (1.81)        (.37)       (2.22)        (.82)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.07       $15.01       $15.07       $11.01       $12.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (43.55)        9.76        41.04        13.02        16.40
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,917,101   $5,574,968   $4,254,993   $2,882,999   $2,628,933
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.15         1.07         1.10         1.18         1.24
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.12)        (.63)        (.39)        (.01)         .31
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                196.14       156.94       165.64       162.35       154.98
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.20       $14.43       $10.59       $11.62       $10.78
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.23)        (.14)        (.08)        (.05)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.48)        1.81         4.30         1.18         1.64
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.56)        1.58         4.16         1.10         1.59
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.17)        (.20)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.08)       (1.81)        (.32)       (1.96)        (.55)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.08)       (1.81)        (.32)       (2.13)        (.75)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.56       $14.20       $14.43       $10.59       $11.62
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (43.98)        8.95        40.00        12.13        15.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $715,374   $1,812,161   $2,072,050   $1,732,139   $1,664,215
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.90         1.82         1.85         1.93         1.99
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.89)       (1.39)       (1.14)        (.75)        (.45)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                196.14       156.94       165.64       162.35       154.98
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                          For the period
Per-share                                                 February 1, 1999+
operating performance                Year ended October 31  to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.80       $14.98       $12.97
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.22)        (.10)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.74)        1.85         2.11
---------------------------------------------------------------------------
Total from
investment operations                  (5.82)        1.63         2.01
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                         (2.08)       (1.81)          --
---------------------------------------------------------------------------
From return of capital                    --(d)        --           --
---------------------------------------------------------------------------
Total distributions                    (2.08)       (1.81)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $6.90       $14.80       $14.98
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (43.95)        8.95        15.50*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,752      $83,669      $19,269
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.90         1.82         1.38*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.86)       (1.34)        (.83)*
---------------------------------------------------------------------------
Portfolio turnover (%)                196.14       156.94       165.64
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.75       $14.90       $10.90       $11.90       $11.05
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.19)        (.11)        (.06)        (.02)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.72)        1.85         4.43         1.22         1.66
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.78)        1.66         4.32         1.16         1.64
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.20)        (.24)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.08)       (1.81)        (.32)       (1.96)        (.55)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.08)       (1.81)        (.32)       (2.16)        (.79)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.89       $14.75       $14.90       $10.90       $11.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (43.80)        9.22        40.34        12.48        15.72
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,922      $85,217      $76,537      $50,700      $43,662
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.65         1.57         1.60         1.68         1.74
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.63)       (1.13)        (.89)        (.50)        (.21)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                196.14       156.94       165.64       162.35       154.98
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.33       $15.32       $11.20       $12.17       $11.24
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.07)        (.02)         .03          .08
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.99)        1.89         4.54         1.25         1.70
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.98)        1.82         4.52         1.28         1.78
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.08)        (.29)        (.30)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.08)       (1.81)        (.32)       (1.96)        (.55)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.08)       (1.81)        (.40)       (2.25)        (.85)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.27       $15.33       $15.32       $11.20       $12.17
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (43.40)       10.08        41.19        13.35        16.75
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $201,666     $279,392     $245,711      $62,367      $47,000
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90          .82          .85          .93          .99
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .14         (.38)        (.13)         .24          .69
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                196.14       156.94       165.64       162.35       154.98
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Global Growth Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $74,843,373. The fund received cash collateral of $78,417,662 which is pooled with collateral of other Putnam funds into 48 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $1,760,716,000 available to offset future net capital gain, if any, which will expire on October 31, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $15,303,582 to decrease accumulated net investment loss and $15,805,996 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $502,414. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2001, the fund's expenses were reduced by $4,907,436 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,623 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $596,122 and $9,223 from the sale of class A and class M shares, respectively, and received
$1,606,852 and $55,525 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $29,999 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,559,041,468 and $11,194,055,157, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                126,940,275     $ 1,175,584,116
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               70,234,786         735,358,098
---------------------------------------------------------------------------
                                           197,175,061       1,910,942,214

Shares
repurchased                               (156,042,906)     (1,390,554,804)
---------------------------------------------------------------------------
Net increase                                41,132,155     $   520,387,410
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                154,018,967     $ 2,664,393,856
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               27,923,839         494,531,040
---------------------------------------------------------------------------
                                           181,942,806       3,158,924,896

Shares
repurchased                                (92,933,713)     (1,582,357,234)
---------------------------------------------------------------------------
Net increase                                89,009,093     $ 1,576,567,662
---------------------------------------------------------------------------

                                              Year ended October 31,  2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,455,271       $ 162,014,256
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               24,773,428         242,284,238
---------------------------------------------------------------------------
                                            42,228,699         404,298,494

Shares
repurchased                                (60,795,590)       (523,041,949)
---------------------------------------------------------------------------
Net decrease                               (18,566,891)      $(118,743,455)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,814,299     $   605,449,981
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               14,162,845         238,785,562
---------------------------------------------------------------------------
                                            50,977,144         844,235,543

Shares
repurchased                                (66,939,763)     (1,098,583,395)
---------------------------------------------------------------------------
Net decrease                               (15,962,619)    $  (254,347,852)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,158,259       $ 102,924,915
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  963,548           9,905,276
---------------------------------------------------------------------------
                                            12,121,807         112,830,191

Shares
repurchased                                (11,140,994)       (100,732,931)
---------------------------------------------------------------------------
Net increase                                   980,813       $  12,097,260
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,579,732        $ 94,123,061
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  140,663           2,472,859
---------------------------------------------------------------------------
                                             5,720,395          96,595,920

Shares
repurchased                                 (1,354,039)        (21,788,968)
---------------------------------------------------------------------------
Net increase                                 4,366,356        $ 74,806,952
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,356,991        $ 21,683,567
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,119,075          11,459,328
---------------------------------------------------------------------------
                                             3,476,066          33,142,895

Shares
repurchased                                 (3,601,753)        (32,093,838)
---------------------------------------------------------------------------
Net increase
(decrease)                                    (125,687)       $  1,049,057
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,622,443        $ 44,479,069
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  514,622           8,995,590
---------------------------------------------------------------------------
                                             3,137,065          53,474,659

Shares
repurchased                                 (2,495,403)        (41,907,225)
---------------------------------------------------------------------------
Net increase                                   641,662        $ 11,567,434
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,513,444        $106,882,674
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,507,033          37,665,530
---------------------------------------------------------------------------
                                            16,020,477         144,548,204

Shares
repurchased                                 (6,506,227)        (59,796,421)
---------------------------------------------------------------------------
Net increase                                 9,514,250        $ 84,751,783
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,277,364       $ 159,090,428
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,405,172          25,352,554
---------------------------------------------------------------------------
                                            10,682,536         184,442,982

Shares
repurchased                                 (8,492,405)       (154,767,774)
---------------------------------------------------------------------------
Net increase                                 2,190,131       $  29,675,208
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended October 31, 2001, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

For the period, interest and dividends from foreign countries were $27,672,510 or $0.049 per share (for all classes of shares). Taxes paid to foreign countries were $3,495,325 or $.006 per share (for all classes of shares).

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert J. Swift
Vice President and Fund Manager

Lisa H. Svensson
Vice President and Fund Manager

Kelly A. Morgan
Vice President and Fund Manager

Stephen P. Dexter
Vice President and Fund Manager

Anthony R. Silletto, III
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN006-76258  005/882/907/513  12/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Global Growth Fund
Supplement to annual Report dated 10/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/01

                                                      NAV
1 year                                              -43.40%
5 years                                              16.41
Annual average                                        3.09
10 years                                            100.76
Annual average                                        7.22
Life of fund (since class A inception, 9/1/67)
Annual average                                        9.31

Share value:                                          NAV
10/31/00                                            $15.33
10/31/01                                             $7.27
----------------------------------------------------------------------------
Distributions:    No.   Income   Capital gains   Return of Capital   Total
                                Short      Long
                   1      --   $0.1585   $1.9190     $0.0015        $2.0790
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.